UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ARCHON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARCHON CORPORATION

3993 Howard Hughes Parkway

Suite 630

Las Vegas, Nevada 89109

May 7, 2004

Dear Common and Preferred Stockholders:

We are pleased to invite you to attend the 2004 annual meeting of stockholders of Archon Corporation. The meeting will be held at the Pioneer Hotel and Gambling Hall, 2200 Casino Drive, Laughlin, Nevada 89029 on June 2, 2004 at 10:00 a.m. We hope that you will be able to attend the annual meeting in person and we look forward to seeing you. The agenda for the annual meeting is described in the accompanying notice of annual meeting and proxy statement.

We encourage you to attend the meeting in person. Whether or not you plan to attend, your vote is important, regardless of the number of shares that you own. After reading the enclosed notice of annual meeting and proxy statement, please sign and date the enclosed common stock proxy card (white) or preferred stock proxy card (light green) and return it to us in the provided envelope.

Sincerely,

/s/    PAUL W. LOWDEN

Paul W. Lowden

Chairman of the Board and President

Archon Corporation

ARCHON CORPORATION

3993 Howard Hughes Parkway

Suite 630

Las Vegas, Nevada 89109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 2, 2004

The 2004 annual meeting of the stockholders of Archon Corporation, a Nevada corporation (the “Company”), will be held at the Pioneer Hotel and Gambling Hall, 2200 Casino Drive, Laughlin, Nevada 89029, on June 2, 2004, commencing at 10:00 a.m. for the following purposes:

For holders of common stock:

1.	To elect one director, who will serve until the 2007 annual meeting of stockholders and until her successor is elected and has qualified;

2.	To consider and act upon a proposal to ratify the selection of the Company’s public accountants for the current fiscal year; and

3.	To consider and act upon such other business as may properly come before the annual meeting and at any adjournment or postponement thereof.

For holders of exchangeable redeemable preferred stock:

1.	To elect one special director, who will serve until the 2007 annual meeting of stockholders and until his successor is elected and has qualified, or until the preferred stockholders are no longer entitled to have representation on the Company’s Board of Directors.

Pursuant to the Company’s By-Laws, the Company’s Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof as of the close of business on April 12, 2004. Accordingly, only stockholders of record on that date and at that time will be entitled to vote with respect to matters to be submitted to stockholders at the annual meeting and at any adjournment or postponement thereof, notwithstanding any transfer of stock on the books of the Company after the record date.

It is important that your shares be represented at the annual meeting, regardless of the number you hold. Whether or not you plan to attend the annual meeting, please sign, date and mail the enclosed common stock proxy card and/or preferred stock proxy card in the return envelope, which requires no postage in the United States.

Stockholders who attend the annual meeting may vote in person even though they have previously mailed their proxies.

By Order of the Board of Directors

/s/    JOHN M. GARNER

John M. Garner

Secretary

Las Vegas, Nevada

May 7, 2004

ARCHON CORPORATION

3993 Howard Hughes Parkway

Suite 630

Las Vegas, Nevada 89109

(702) 732-9120

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 2, 2004

This proxy statement is first being mailed on or about May 7, 2004 to holders of common stock, $0.01 par value (“Common Stock”), and holders of the exchangeable redeemable preferred stock (“Preferred Stock”), of Archon Corporation, a Nevada corporation (the “Company”), of record as of the close of business on April 12, 2004.

The enclosed proxy for holders of Common Stock (white) and proxy for holders of Preferred Stock (light green) are solicited on behalf of the Company’s board of directors (the “Board”) for use at the 2004 annual meeting of stockholders to be held on June 2, 2004, at 10:00 a.m. at the Pioneer Hotel and Gambling Hall, 2200 Casino Drive, Laughlin, Nevada 89029 and at any adjournment or postponement of the annual meeting. A stockholder may revoke its proxy at any time prior to its use by:

•	providing written revocation to the Secretary of the Company at its offices;

•	executing and delivering a later-dated proxy; or

•	attending the annual meeting and voting in person.

Shares represented by an unrevoked proxy will be voted as directed by the stockholder. If no direction is given with respect to a Common Stock proxy, shares of Common Stock will be voted for:

•	the election of Suzanne Lowden as a director to serve until the 2007 annual meeting of stockholders and until her successor is elected and qualified;

•	the ratification of the selection of Deloitte & Touche LLP as the Company’s auditors; and

•	in the discretion of the proxy holders with respect to any other matters properly presented to the common stockholders at the annual meeting and at any adjournment or postponement.

If no direction is given with respect to a Preferred Stock proxy, shares of Preferred Stock will be voted for the election of Jay Parthemore as a preferred stockholder special director to serve until the 2007 annual meeting of stockholders and until his successor is elected and qualified, or until the preferred stockholders are no longer entitled to have representation on the Board.

VOTING RIGHTS

Only stockholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the annual meeting. On that date, 6,221,431 shares of Common Stock and 4,718,560 shares of Preferred Stock were outstanding.

The presence, either in person or by proxy, of persons entitled to vote 50% of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business by the common stockholders at the annual meeting. Paul W. Lowden, Chairman of the Board and President of the Company, beneficially holds approximately 75.7% of the Common Stock and has advised the Company that his shares will be present and voted at the annual meeting.

The presence, either in person or by proxy, of persons entitled to vote 50% of the outstanding Preferred Stock is necessary to constitute a quorum for the transaction of business by the preferred stockholders at the annual meeting. If there is not a sufficient number of shares of Preferred Stock represented at the annual meeting for a quorum, the Company may adjourn the annual meeting with respect to the business to be conducted by preferred stockholders in order to permit further solicitation of Preferred Stock proxies.

Each share of Common Stock or Preferred Stock is entitled to one vote in connection with each matter submitted for approval by the common stockholders or preferred stockholders, as applicable. Abstentions and any shares as to which a broker or nominee does not vote on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted as shares present and entitled to vote on the proposals. Broker non-votes will not be counted as shares present and entitled to vote on the proposals. As a result,

•	abstentions will have the effect of a vote against the proposal to ratify the selection of accountants and no effect on the proposals to elect directors.

•	broker non-votes will have no effect on the proposals to ratify the selection of accountants or elect directors.

Paul W. Lowden is the beneficial owner of 4,980,144 shares of Common Stock, or approximately 75.7% of the outstanding Common Stock. Mr. Lowden has advised the Company that he intends to vote the Common Stock of which he is the record holder for the nominee for election as a director by common stockholders named in this proxy statement, and for ratification of the selection of Deloitte & Touche LLP as the Company’s public accountants. Mr. Lowden has also been advised that the record holders of shares of Common Stock that he beneficially owns intend to do the same. Mr. Lowden is also the beneficial owner of 810,000 shares of Preferred Stock, or approximately 17.6% of the outstanding Preferred Stock. Mr. Lowden has advised the Company that he intends to vote the Preferred Stock of which he is the record holder for the nominee for election as special director by preferred stockholders named in this proxy statement and has been advised that the record holders of shares of Preferred Stock of which he is the beneficial owner intend to do the same.

None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law.

COMMON STOCKHOLDERS’ AGENDA

Proposal 1 — Election of Director

The authorized number of directors of the Company is six, of whom four are elected by the holders of Common Stock and two are elected by the holders of Preferred Stock in accordance with the certificate of designation of the Preferred Stock. The directors are divided into three classes

The table below provides information regarding the directors of the Company. Mrs. Lowden and Messrs. Lowden, Raggio and Delaney are directors elected by the common stockholders and Messrs. Parthemore and Foster are special directors elected by the preferred stockholders. For additional information regarding the directors, see “Directors and Executive Officers.”

Nominee Directors	Nominee For Term to Expire at the Annual Meeting
Suzanne Lowden	2007
Jay Parthemore	2007

Other Directors	Term Expires at the Annual Meeting
Paul W. Lowden	2005
William J. Raggio	2005
John W. Delaney	2006
Howard E. Foster	2006

The Board has nominated Suzanne Lowden to stand for election by the common stockholders at the upcoming annual meeting to serve until the 2007 meeting and until her successor has been elected and qualified. While Mrs. Lowden was elected at the 2003 annual meeting for a term expiring at the 2006 annual meeting, because of certain requirements of Nevada law, her director position was reclassified by the Board to a term expiring at the upcoming annual meeting. The enclosed proxy (white), unless indicated to the contrary, will be voted for the election of Mrs. Lowden.

The Company has been advised by Mrs. Lowden that she is willing to be named as a nominee and is willing to continue to serve as a director if reelected. However, if she should be unable to serve as a director, the proxy holders may vote the enclosed proxy (white) for a substitute nominee for election as a director by the common stockholders selected by the Board in its discretion. The affirmative vote of a plurality of Common Stock represented in person or by proxy and entitled to vote at the annual meeting is required to elect the director.

The Board recommends that common stockholders vote “for” the election of Mrs. Lowden.

Proposal 2 — Ratification of Auditors

Subject to ratification by the stockholders at the annual meeting, the Board has selected Deloitte & Touche LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 30, 2004. Deloitte & Touche LLP has served as the Company’s public accountants since 1982. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the selection of Deloitte & Touche LLP as the Company’s public accountants for the current fiscal year.

The Board recommends that common stockholders vote “for” the ratification of the selection of Deloitte & Touche LLP as the Company’s public accountants for the fiscal year ending September 30, 2004.

PREFERRED STOCKHOLDERS’ AGENDA

Proposal 1 — Election of Special Director

The Board has nominated Jay Parthemore to stand for election by the preferred stockholders at the upcoming annual meeting to serve until the 2007 annual meeting and until his successor has been elected and has qualified, or until the preferred stockholders are no longer entitled to have representation on the Board. The enclosed proxy (light green), unless indicated to the contrary, will be voted for the election of Mr. Parthemore.

The Company has been advised by Mr. Parthemore, that he is willing to be named as a nominee and is willing to continue to serve as a director if reelected. However, if he should be unable to serve as a director, the proxy holders may vote the enclosed proxy (light green) for a substitute nominee for election as a director by the preferred stockholders selected by the Board in its discretion. The affirmative vote of holders of a plurality of Preferred Stock represented in person or by proxy and entitled to vote at the annual meeting is required to elect the special director.

The Board recommends that preferred stockholders vote “for” the election of Mr. Parthemore.

DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of the current executive officers and directors, including the nominees for election to the Board:

Name	Age	Position with the Company
Paul W. Lowden(1)	60	Chairman of the Board, President and Chief Executive Officer
Suzanne Lowden	51	Director, Executive Vice-President
John W. Delaney(1)(2)(3)	55	Director
William J. Raggio(2)(3)	77	Director
Howard E. Foster(2)	59	Preferred Stockholder Special Director
Jay Parthemore	61	Preferred Stockholder Special Director
John M. Garner	44	Secretary, Treasurer, Senior Vice-President and Chief Financial Officer

(1)	Currently member of the Executive Committee of the Board.
(2)	Currently member of the Audit Committee of the Board.
(3)	Currently member of the Compensation Committee of the Board.

Paul W. Lowden

Paul W. Lowden has served as President, Chairman of the Board and Chief Executive Officer of the Company since its formation in September 1993. Mr. Lowden held the same positions with the Company’s predecessor, Sahara Resorts, from 1982 to 1993. Mr. Lowden is married to Suzanne Lowden. Mr. Lowden’s term as a director of the Company expires at the annual meeting of stockholders in 2005.

Suzanne Lowden

Suzanne Lowden has served as a director and Executive Vice-President of the Company since its formation. Mrs. Lowden served as a director of the Company’s predecessor, Sahara Resorts, from 1987 to 1993 and Vice President from 1992 to 1993. She is also a founding board member of Commercial Bank of Nevada. Mrs. Lowden served as a Nevada State Senator from November 1992 through 1996. She worked for the CBS affiliate in Las Vegas from 1977 to 1987 as an anchorwoman, reporter, writer and producer of television news. Mrs. Lowden is married to Paul W. Lowden. Mrs. Lowden has been nominated for reelection to the Board for a term that expires at the annual meeting of stockholders in 2007.

John W. Delaney

John W. Delaney has served as a director of the Company since January 1997. Mr. Delaney is currently president and chief executive officer of Centralfed Mortgage Co., a mortgage banking firm, where he has been employed since 1978. Mr. Delaney’s term as a director of the Company expires at the annual meeting of stockholders in 2006.

William J. Raggio

William J. Raggio served as a director, Vice President, Secretary and Corporate Counsel of the Company since its formation in 1993 until 1999. Mr. Raggio held the same position with Sahara Resorts from 1982 until 1993. Mr. Raggio resigned his position on the Board in May 1999 due to a potential conflict caused by his position on the board of directors of another gaming company, a position that Mr. Raggio no longer holds. Mr. Raggio was reappointed to the Board in December 2000. Mr. Raggio is a stockholder and member of the law firm of Jones Vargas of Reno, Nevada. Since 1972 he has been a Nevada State Senator. Mr. Raggio is also a director of Sierra Health Services, Inc., a Nevada corporation. Mr. Raggio’s term as a director of the Company expires at the annual meeting of stockholders in 2005.

Howard E. Foster

Howard E. Foster has served as a special director of the Company elected by holders of the Preferred Stock since May 2000. Since 1980, Mr. Foster has been the president of Howard Foster and Company, an investment advisor firm specializing in small capitalization stocks, turnaround situations and financially distressed companies. Prior to that time, Mr. Foster served as the chief financial officer of two publicly-held companies, Associated Products and Bio-Rad Laboratories, and previously worked in the audit, tax and management consulting divisions of Arthur Andersen & Co. Mr. Foster has served on the boards of directors of Bio-Rad Laboratories, Barringer Technologies and Nevada National Bancorporation, where he served as a director elected by preferred stockholders of Nevada National Bancorporation. Mr. Foster’s term as a special director of the Company expires at the annual meeting of stockholders in 2006, or, until the preferred stockholders are no longer entitled to have representation on the Board.

Jay Parthemore

Jay Parthemore has served as a special director of the Preferred Stock since February 2003, when he was elected by the Board to fill a vacancy. Prior to his retirement, Mr. Parthemore was the director of Channel Management for AT&T Corp., where he was responsible for AT&T business services channel management revenue. Over a thirty-three year career, Mr. Parthemore held worldwide marketing executive positions at AT&T and IBM. Mr. Parthemore has been nominated for reelection to the Board for a term that expires at the annual meeting of stockholders in 2007 or until the preferred stockholders are no longer entitled to have representation on the Board.

John M. Garner

John M. Garner was appointed Secretary, Treasurer, Senior Vice-President and Chief Financial Officer in February 2004. Prior to joining the Company, Mr. Garner, a certified public accountant, served as chief financial officer and treasurer of Mikohn Gaming Corporation from 2002 to 2004 and director of finance from 2001 to 2002; served as chief financial officer and treasurer of Paul-Son Gaming Corporation from 1998 to 2001; and served as corporate controller/vice-president of finance of Alliance Gaming Corporation / Bally Gaming, Inc. from 1989 to 1998. Prior to these positions, Mr. Garner practiced public accounting with Ernst & Young and Peat Marwick Mitchell.

The Board and its Committees

During the fiscal year ended September 30, 2003, the Board held one meeting. All directors attended the meeting. The Board has standing executive, audit and compensation committees. The executive committee held one meeting; the audit committee held eight meetings; and the compensation committee held two meetings, during the last fiscal year. Membership in the various committees is determined by action of the full Board. The function of the executive, audit and compensation committees and their membership are described below.

i. Executive Committee

The executive committee is authorized to exercise, to the fullest extent permitted by Nevada law and the By-Laws of the Company, all of the authority of the Board. The executive committee is composed of Paul W. Lowden (Chairman) and John W. Delaney.

ii. Audit Committee

The audit committee’s primary responsibilities include recommending which firm of accountants should be selected as the Company’s independent auditors, overseeing the independent auditor relationship, providing guidance and oversight to the Company’s internal audit activities, reviewing the audited financial statements and quarterly financial information with the independent auditors and management and discussing the quality and adequacy of the Company’s internal controls. The audit committee is currently composed of John W. Delaney (Chairman), William J. Raggio and Howard E. Foster. Following the upcoming annual meeting, the audit committee will be comprised of Howard E. Foster, William J. Raggio and Jay Parthemore.

Messrs. Raggio, Foster and Parthemore are independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Rule 4200(a)(15) provides that a director is not independent for purposes of the rule if, among other things, the director has been employed by the Company or its affiliates in any of the last three years. The Board considers Mr. Foster to be a financial expert within the meaning of Item 401(h)(2) of Regulation S-K, which generally means the Company believes Mr. Foster has an understanding of generally accepted accounting principles; the ability to assess the general application of such principles; experience preparing, auditing, analyzing, or evaluating financial statements similar to the Company’s; an understanding of internal control over financial reporting; and an understanding of audit committee functions. Mr. Foster’s relevant experience is summarized under “Directors and Executive Officers-Howard E. Foster,” above. Mr. Delaney is not an independent director as defined in Rule 4200(a)(15) because he is an executive officer of J & J Mortgage, a mortgage banking firm wholly owned by LICO, a corporation wholly owned by Mr. Lowden.

The audit committee operates under a written charter adopted by the Board and revised in 2004. The revised version of the Charter for the Audit Committee of the Board of Directors is attached to this proxy statement as Exhibit A. In addition, the Board adopted a policy for the pre-approval of independent auditor services. The Audit Committee Guidelines for Pre-Approval of Independent Auditor Services is attached to this proxy statement as Exhibit B.

iii. Compensation Committee

The compensation committee establishes compensation for the executive officers of the Company, administers the 1993 Key Employee Stock Option Plan (the “1993 Plan”), which has been terminated, and administers the stock option plans of the Company’s subsidiaries. The compensation committee is composed of John W. Delaney (Chairman) and William J. Raggio.

The members of the compensation committee, John W. Delaney and William J. Raggio, are non-employee directors. Mr. Delaney has not been an officer of the Company or any of its subsidiaries, although Mr. Delaney is the president of J & J Mortgage. During fiscal 2003, the Company purchased from J & J Mortgage an aggregate of approximately $900,000 of commercial and residential loans originally funded by J & J Mortgage to unaffiliated third parties. See, “Certain Relationships and Related Transactions.” William J. Raggio, who from 1982 to 1999 served as Vice President, Secretary and General Counsel of the Company and its predecessors, is a stockholder and a member of the law firm of Jones Vargas. During fiscal year 2003, the Company retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation.

iv. Nominating Committee

The Board has determined that a nominating committee is not appropriate for the Company due to the controlling interest in the Company held by the Company’s principal stockholder and Chairman of the Board, Paul W. Lowden. For the same reason, the Board currently does not accept Board nominations from the Company’s stockholders. Currently, nominees to fill Board positions are approved by the full Board.

Compensation of Directors

Directors who are not employees of the Company or its affiliates receive $24,000 annually and $1,000 per Board meeting attended, $800 per committee meeting attended as a member and $900 per committee meeting attended as chairman.

Policy with Respect to Directors

The Company requires all members of the Board to comply with all Company policies prior to attending a newly elected director’s first meeting of the Board. These requirements include filing a gaming application with the Nevada gaming authorities and executing a confidentiality agreement. Until such time as an elected individual has complied with these requirements, he or she will not be entitled to the benefits of the directorship position, including any director fees or stock option awards that would have otherwise been paid or granted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). People who are subject to the reporting obligations of Section 16(a) are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of the reports we received and written representations from the Company’s executive officers, directors and holders of 10% of the Common Stock, that no other reports were required for them, the Company believes that, during fiscal year 2003, the Company’s executive officers, directors and 10% common stockholders complied with all Section 16(a) filing requirements applicable to them.

BENEFICIAL OWNERSHIP OF SHARES

The following sets forth information regarding beneficial ownership of Common Stock and Preferred Stock as of April 12, 2004, by (i) each person known to be the beneficial owner of more than 5% of the outstanding Common Stock or Preferred Stock; (ii) each director of the Company and (iii) all directors and officers of the Company as a group.

Named Beneficial Owner	Shares of Common Stock(1)		Percent	Shares of Preferred Stock		Percent
Paul W. Lowden	4,980,144	(2)	75.7%	810,000	(3)	17.6%
Suzanne Lowden	4,792	(4)	*	2,524	(5)	*
John W. Delaney	13,750	(6)	*	0		0
William J. Raggio	17,972	(6)	*	5,472		*
Howard Foster	12,500	(6)	*	128,126		2.8%
Jay Parthemore	150,007		2.4%	200		*
All directors and officers as a group (6 persons)	5,179,165		78.9%	946,322		20.6%

* Less than 1%

(1)	The address for Paul W. Lowden is c/o Archon Corporation, 3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada 89109. The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(2)	Includes 1,528,970 shares held by LICO, which is wholly-owned by Mr. Lowden.
(3)	Includes 804,941 shares held by LICO, which is wholly-owned by Mr. Lowden.
(4)	Includes 4,521 shares held by Mrs. Lowden as custodian for a child and excludes shares beneficially owned by Mr. Lowden reflected in the table.
(5)	Includes 1,262 shares held by Mrs. Lowden as custodian for a child and excludes shares beneficially owned by Mr. Lowden reflected in the table.
(6)	Includes or represents 12,500 shares that may be acquired upon the exercise of outstanding stock options.

EXECUTIVE COMPENSATION

Executive Compensation

Set forth below is information concerning compensation for services in all capacities to the Company and its affiliates for the fiscal years ended September 30, 2003, 2002 and 2001 of Paul W. Lowden, the Chief Executive Officer, and the only other executive officer of the Company serving as such at the end of the Company’s fiscal year ended September 30, 2003 who earned a total annual salary and bonus in excess of $100,000 during the fiscal year ended September 30, 2003.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus		Other Annual Compensation(1)	All Other Compensation
Paul W. Lowden	2003	$550,000	$200,000	(2)	$0	$4,511	(3)
President, Chairman	2002	550,000	243,740	(2)	0	31,772	(3)
of the Board and CEO	2001	550,000	243,750		0	42,627	(3)

Charles W. Sandefur(4)	2003	100,000	1,083		0	317
Former Senior Vice-	2002	48,077	0		0	0
President, CFO,	2001	0	0		0	0
Secretary and
Treasurer

(1)	The Company provides perquisites and other personal benefits, including automobiles to its senior executives and provides such persons complimentary privileges at the restaurants and bars of the Company’s hotel-casino. It is impractical to ascertain the extent to which such privileges are utilized for personal rather than business purposes. However, after reasonable inquiry, the Company believes the value of all such perquisites and other personal benefits is less than the lesser of $50,000 or 10% of the total salary and bonus reported for the persons named above.

(2)	See “Compensation Arrangements with Mr. Lowden.”

(3)	“All Other Compensation” for Paul W. Lowden in fiscal 2003 includes $1,511 of group term life insurance paid by the Company for the benefit of Mr. Lowden, and $3,000 of matching contributions made by the Company to the Retirement Savings 401(k) Plan for the benefit of Mr. Lowden. “All Other Compensation” for Paul W. Lowden in fiscal 2002 includes $29,022 of life insurance premiums paid by the Company for the benefit of Mr. Lowden, and $2,750 of matching contributions made by the Company to the Retirement Savings 401(k) Plan for the benefit of Mr. Lowden. “All Other Compensation” for Paul W. Lowden in fiscal 2001 includes $40,002 of life insurance premiums paid by the Company for the benefit of Mr. Lowden, and $2,625 of matching contributions made by the Company to the Retirement Savings 401(k) Plan for the benefit of Mr. Lowden.

(4)	Mr. Sandefur began his employment in May 2002, and therefore, the amounts reflected for 2002 represent only the period from the commencement of his employment through the end of that year. Mr. Sandefur left the employment of the Company in February 2004.

Compensation Arrangements with Mr. Lowden

The compensation committee of the Board approved Mr. Lowden’s compensation package for fiscal year 2003, which provided for an annual base salary of $550,000. Additionally, in recognition of Mr. Lowden’s efforts, the compensation committee approved a bonus in the amount of $200,000 payable in bi-weekly installments throughout fiscal year 2003.

The following reports of the compensation and audit committees and the performance graph that appears after the reports shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, or incorporated by reference in any documents so filed.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the compensation committee to establish and review the Company’s executive compensation plans, programs and policies, monitor the performance and compensation of executive officers, and make recommendations to the Board concerning matters of executive compensation. This report is provided by the compensation committee of the Board to assist stockholders in understanding the objectives and procedures in establishing the compensation of the Company’s chief executive officer and other executive officers.

Compensation Policies Toward Executive Officers

The compensation committee recognizes that an executive compensation policy should be designed to provide competitive levels of compensation that integrate base salary and annual bonus with the Company’s annual and long-term goals, reward exceptional performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The compensation committee believes that in order to align the financial interest of the Company’s executives with that of its stockholders, a portion of its executives’ compensation should be tied to the achievement of long-term performance criteria. Performance criteria considered by the compensation committee reflect Company strategies. The compensation committee reviews these criteria on a periodic basis to ensure their continued alignment with Company strategies. The Company granted stock options in the past to certain executives to similarly align their performance with Company strategies. The Company also maintains certain executive benefits that are considered necessary to offer fully competitive opportunities to its executives.

Chief Executive Officer Compensation

The compensation committee established Mr. Lowden’s annual base salary and annual incentive for fiscal 2003 based upon a review of compensation of chief executives of similar casino and gaming companies, together with an evaluation of the Company’s results for fiscal year 2002. Mr. Lowden’s base salary and annual bonus were not increased in fiscal year 2003.

In evaluating the performance of Mr. Lowden, the compensation committee has considered performance measures that support Company strategies. The Company’s strategy has focused on strengthening its balance sheet by managing its assets, improving operations at the property in Laughlin, Nevada and evaluating development opportunities. Based on these considerations the compensation committee approved Mr. Lowden’s compensation package for fiscal year 2003.

Compensation Committee:

John W. Delaney, Chairman

William J. Raggio

AUDIT COMMITTEE REPORT

As described more fully in its charter, the purpose of the audit committee is to assist the Board in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Deloitte & Touche LLP, the Company’s independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The audit committee members’ functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is “independent” under applicable rules. The audit committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee’s members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company’s internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The audit committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the audit committee generally oversees the Company’s internal compliance programs.

The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Company’s independent auditor also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with the independent auditor that firm’s independence.

Following the audit committee’s discussions with management and the independent auditor, the audit committee recommended that the Board include the audited consolidated financial statements in the Company’s annual report on Form 10-K/A (Amendment 3) for the year ended September 30, 2003.

The audit committee has considered whether the provision by Deloitte & Touche LLP of non-audit services is compatible with maintaining the auditor’s independence.

Audit Committee

John W. Delaney, Chairman

William J. Raggio

Howard E. Foster

The following fees were billed by Deloitte & Touche LLP for services provided to the Company for the fiscal year ended September 30, 2003 and 2002:

	2003	2002
Audit fees:	$177,538	$100,000

Audit-related fees:	$24,000	$10,000

Tax fees:	$9,684	$99,445

All other fees:	$0	$0

Audit Fees. Audit Fees are the aggregate fees billed for professional services rendered in connection with the engagement to audit the Company’s annual financial statements for the fiscal year ended September 30, 2003 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year.

Audit-Related Fees. Audit-Related Fees are the aggregate fees billed for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit or the review of the Company’s financial statements but are not reported in Audit Fees. The Audit Related Fees were incurred due to the audits of the Company’s 401(k) plan in 2003 and 2002 and regulatory correspondence in 2003.

Tax Fees. Tax fees are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax planning and tax advice. The Tax Fees were incurred related to the filing of the Company’s federal and/or state consolidated and subsidiary income tax returns.

All Other Fees. All Other Fees are the aggregate fees billed for services rendered by the principal accountant, other than audit and financial information systems design and implementation services. For the years 2003 and 2002, there were no such fees incurred.

Pre-Approval of Fees. In fiscal years 2002 and 2003, the Audit Committee did not pre-approve any Audit-Related Fees, Tax Fees or All Other Fees.

PERFORMANCE GRAPH

The graph below provides a comparison of the cumulative total stockholder return of the Company with the Standard & Poor’s 500 Composite Stock Index and the Dow Jones Casino Index. This graph assumes the investment of $100 on September 30, 1998 in the Company and the two indices mentioned along with the reinvestment of dividends. The returns of the Company and each index have been weighted annually for their market capitalization on September 30 of each year.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG ARCHON CORPORATION, THE S & P 500 INDEX

AND THE DOW JONES CASINOS INDEX

*	$100 INVESTED ON SEPTEMBER 30, 1998 IN STOCK OR INDEX—INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

	Cumulative Total Return
	9/98	9/99	9/00	9/01	9/02	9/03
ARCHON CORPORATION	100.00	85.71	471.43	377.14	331.43	337.14
S & P 500	100.00	127.81	144.78	106.24	84.48	105.09
DOW JONES US CASINOS	100.00	165.54	212.89	142.02	222.65	282.42

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We believe that all transactions mentioned below are on terms at least as favorable to the Company as would have been obtained from an unrelated third party.

Paul W. Lowden and Suzanne Lowden are husband and wife.

The Company has entered into a Patent Rights and Royalty Agreement with David Lowden, brother of Paul W. Lowden, with respect to certain gaming technology for which David Lowden has been issued a patent. The Company has agreed to pay certain royalty payments with respect to the technology incorporated into gaming devices placed in operation, as well as costs related to maintain the patent. David Lowden has granted the Company an exclusive five-year license expiring in January 2007 in the United States with respect to the technology, which will be automatically renewed for additional two-year terms unless the Company terminates the agreement within thirty days prior to the renewal or the agreement is otherwise earlier terminated in accordance with its terms. The Company also has an understanding with David Lowden that it will pay for the costs of commercial development of the technology. As of December 31, 2003, the Company had expended approximately $250,000 for commercial development of the technology.

The Company, had previously loaned approximately $1.4 million to Duke’s – Sparks (“Duke’s”), a Nevada limited-liability company. The Company, through its wholly-owned subsidiary Archon Sparks Management Company (“ASMC”), operated Duke’s casino. Chris Lowden, son of Paul W. Lowden, is a limited partner in the company which is a managing member of Duke’s. The Company also acquired a $100,000 Class B member interest in Duke’s. In December 2003, Duke’s closed its casino operations. The Company has written-off its investment in Duke’s and has recorded a reserve for its receivable from Duke’s of approximately $1.4 million during its fiscal year ended September 30, 2003.

During fiscal 2003, the Company purchased an aggregate of approximately $900,000 of commercial and residential loans originally funded by J & J Mortgage to unaffiliated third parties. The loans were purchased by the Company for the principal amount, plus accrued interest, if any. J & J Mortgage is owned by LICO, which in turn is owned by Paul W. Lowden. John W. Delaney is the president of J & J Mortgage.

William J. Raggio, is a stockholder and member of the law firm of Jones Vargas. During fiscal year 2003, the Company retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation.

See “Executive Compensation – Compensation Arrangements with Mr. Lowden” for information regarding certain bonus arrangements for Mr. Lowden and obligations of LICO, a company wholly-owned by Mr. Lowden, owed to the Company.

ANNUAL REPORT

We have mailed our annual report for fiscal year 2003, including our annual report on Form 10-K/A (Amendment 3) for fiscal year 2003 without exhibits, to stockholders of record at the close of business on April 12, 2004. We will provide a copy of our annual report on Form 10-K/A (Amendment 3), including exhibits, upon the written request of any beneficial owner of our Common Stock or Preferred Stock as of the record date for the annual meeting and upon reimbursement of our reasonable expenses. Any request should be addressed to the Chief Financial Officer, Archon Corporation, 3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada 89109.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any eligible stockholder (as defined below) of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation material for the 2005 annual meeting must set forth such proposal in writing and file it with the Secretary of the Company on or before January 7, 2005. The Board will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposals will be included in its proxy solicitation materials for the 2005 annual meeting. An eligible stockholder is one who is the record or beneficial owner of at least 1% or $2,000 in market value of securities entitled to be voted on the proposal at that annual meeting, who has held the securities for at least one year and who continues to own such securities through the date on which the 2005 annual meeting is held.

SOLICITATION OF PROXIES

The Company will bear the cost of this solicitation. Proxies may be solicited by mail, telephone or e-mail, or personally by directors, officers and regular employees of the Company, none of whom will receive any special compensation for such services. The Company will reimburse persons holding stock in their names or in the names of their nominees for reasonable expenses of forwarding proxy materials to their principals.

STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

The Company’s stockholders may send communications to the Board by writing to the Chairman of the Board, Archon Corporation at 3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada 89109. The Company’s acceptance and forwarding of communications to the directors does not imply that the directors owe or assume duties to persons submitting the communications, the duties of the directors being only those prescribed by applicable law.

All communications will be relayed to the directors, except for the following types of communications:

•	communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of the Company generally;

•	communications that advocate the Company’s engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•	communications that have no rational relevance to the business or operations of the Company.

Communications addressed to directors may, at the direction of the directors, be shared with Company management.

BOARD ATTENDANCE AT ANNUAL MEETINGS

Currently, the Company does not have a policy regarding director attendance at annual meetings of stockholders. Usually every sitting director attends the annual meeting of stockholders. At the 2003 annual meeting of stockholders, all seven directors were either present in person or participated telephonically.

CODE OF ETHICS

Pursuant to Item 406 of Regulation S-K, the Company has recently adopted a Code of Ethics governing the behavior of the Company’s principal executive and senior financial officers. The Code of Ethics is attached to this proxy statement as Exhibit C.

OTHER BUSINESS

The Board does not know of any other business that will be presented for consideration at the upcoming annual meeting. If any other business properly comes before the annual meeting or at any adjournment or postponement thereof, the proxy holders will vote in regard to the other business according to their discretion. The Company is not aware of any such other business.

By Order of the Board of Directors

/s/    JOHN M. GARNER

John M. Garner

Secretary

May 7, 2004

EXHIBIT A

ARCHON CORPORATION

Charter for the Audit Committee of the Board of Directors

As Revised April 16, 2004

Purpose

The purpose of the Audit Committee (the “Committee”) of Archon Corporation (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audit of the financial statements of the Company. The Committee shall (i) review the financial information that will be provided to stockholders and others, (ii) review the systems of internal controls which the Company’s management and the Board of Directors (the “Board”) have established, (iii) select and review the performance of independent accountants, and (iv) oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Committee shall be given full and direct access to the Board’s Chairman, Company executives, internal auditor, if any, and independent accountants as necessary to carry out the Committee’s responsibilities. The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of the Company’s financial statements.

The Committee shall have the ultimate authority to select, evaluate, and, where appropriate, replace the independent accountants.

Composition of the Audit Committee

The Committee shall be comprised of not less than two directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”) as amended, applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and applicable rules of the National Association of Securities Dealers, Inc. (“NASD”). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time. However, one Committee member, who is not an employee of the Company or its subsidiaries, need not meet the NASD director independence requirements if the member is considered independent under SEC Rule 10A-3. The Board shall designate one member of the Committee as chairperson who shall be subject to annual reconfirmation and may be removed by the Board at any time.

All members of the Committee shall be able to read and understand fundamental financial statements. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

a. Review and reassess annually this Charter for the Audit Committee of the Board of Directors (“Audit Committee Charter”) for adequacy and recommend any changes to the Board.

b. Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

c. Review the financial, investment and risk management policies followed by the Company in operating its business activities.

d. Review the Company’s annual audited financial statements, related disclosures, including the MD&A portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (i) the quality as well as acceptability of the accounting principles applied in the financial statements, and (ii) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

e. Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls.

f. Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

g. Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Committee.

h. Preapprove all audit services and non-audit services by the independent accountants (including statutory audit engagements as required under local country laws), as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, subject to waiver of the pre-approval requirement pursuant to the conditions of waiver set forth therein. The Committee shall not approve any non-audit service prohibited by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish preapproval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of preapproval authority to one or more members of the Committee, provided that any preapprovals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

i. Review the hiring policies for any employees or former employees of the independent accountants.

j. Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants. The Committee is responsible for ensuring the independence of the independent accountants.

k. For each of the first three fiscal quarters and at year end, at a Committee meeting, review with management the financial results, the proposed earnings press release and formal guidance, if any, which the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements. At fiscal quarter ends, the authority to review with the independent accountants the results of their work may be delegated to the Chairman of the Committee.

l. Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

m. Following completion of the annual audit, review separately with the independent accountants, internal auditor, if any, and management any significant difficulties encountered during the course of the audit.

n. Engage and determine funding for such independent professional advisers and counsel as the Committee determines are necessary to carry out its duties. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (i) compensation to the independent accountants for services approved by the Committee, (ii) compensation to any outside advisers retained by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

o. Report to the Board on a regular basis on the major events covered by the Committee and make recommendations to the Board and management concerning these matters.

p. Perform any other activities consistent with this Audit Committee Charter, the Company’s By-Laws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

q. Conduct an appropriate review of all related party transactions to which the Company is a party for potential conflict of interest situations. All such transactions must be approved by the Committee.

r. Report Committee activities to the Board and issue annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the stockholders.

s. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Audit Committee Meetings

The Committee will meet on a regular basis at least four times each year, and will hold special meetings as circumstances require. At least some portion of each regularly scheduled Committee meeting shall be an executive session of the Company’s independent directors at which only independent directors shall be present. The timing of the meetings to be scheduled for an upcoming fiscal year shall be determined by the Committee prior to the beginning of such fiscal year. A calendar of proposed meetings will be reviewed by the Committee at the same time as the annual review of this Audit Committee Charter. The calendar shall include appropriate meetings to be held separately with representatives of the independent accountants, management and the internal auditor, if any. In addition, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.

At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of Chapter 78 of the Nevada Revised Statutes and the By-Laws of the Company. Minutes shall be kept of each meeting of the Committee.

EXHIBIT B

ARCHON CORPORATION

Audit Committee Guidelines

for Pre-Approval of Independent Auditor Services

The Audit Committee (the “Committee”) has adopted the following guidelines regarding the engagement of the Archon Corporation’s (the “Company”) independent auditor to perform services for the Company:

For audit services, the Committee will request the independent auditor to provide the Committee with an engagement letter prior to commencing its audit during the first fiscal quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at the next Committee meeting.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management will submit to the Committee for approval (during the first or second fiscal quarter of each year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating all non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the total budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to the chairperson of the Committee (the “Chair”) the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Company’s Chief Financial Officer will be responsible for tracking all independent auditor non-audit fees against the total budget for such services and report at least annually to the Committee. Any proposed services exceeding the maximum level will require specific pre-approval by the Committee, or its Chairman.

The pre-approval requirement of non-audit services is subject to waiver pursuant to the de minimis exception set forth in Section 10A of the Securities Exchange Act of 1934, as amended, which requires that following conditions are met: (i) the aggregate amount such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which non-audit service are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Chair.

EXHIBIT C

ARCHON CORPORATION

Code of Ethics

A. Archon Corporation (the “Company”) has adopted a Code of Ethics (the “Code”) that applies to its principal executive and senior financial officers. The following principles will apply to all principal executive and senior financial officers:

(1) to act with honesty and integrity in fulfilling their duties and responsibilities

(2) to handle in an ethical manner all actual or apparent conflicts of interest with respect to any personal and professional relationships;

(3) to avoid any personal activities, investments, interests or associations that interfere or appear to interfere with the officer’s good judgment or independent exercise of judgment;

(4) to avoid the actual or appearance of personal gain due to an officer’s position or relationship with the Company;

(5) to comply with any applicable government laws, rules and regulations;

(6) to adhere to the Code; and

(7) not to engage in any conduct that represents a conflict of interest.

B. If a principal executive or senior financial officer has concerns regarding a real or potential conflict of interest, the officer should consult with a person designated by the audit committee of the Company’s Board of Directors (the “Audit Committee”) regarding compliance and ethics.

C. It is the responsibility of the principal executive and senior financial officers to assure that:

(1) all records and reports fairly and accurately reflect the Company’s financial position and its respective transactions, do not contain any false or misleading information, are supported by accurate documentation and are in accordance with any applicable law;

(2) there is full compliance with the Company’s system of internal accounting controls;

(3) there are no transactions that are intentionally misclassified with respect to accounts departments or accounting periods; and

(4) no information has been concealed from any internal or independent auditors.

D. Each principal executive and senior financial officer is responsible for bringing to the attention of the Audit Committee:

(1) any material information or public information affecting the Company’s disclosures, Securities and Exchange Commission filings or financial condition;

(2) any significant deficiencies in the design or operation of internal controls which adversely affect the Company’s financial data;

(3) any fraud by management or other employees significantly involved with the Company’s financial reporting and disclosures or internal controls; and

(4) any information regarding violations of the Code, or any securities laws or other laws, rules or regulations, by employees or agents of the Company.

E. Any conduct that represents a conflict of interest is strictly prohibited. In the event of a violation of the Code, the Company will take appropriate action designed to deter further wrongdoing and promote accountability. The Company’s board of directors may waive the provisions of the Code only with the specific written advice of counsel and, if appropriate, outside auditors, and only on the condition that the waiver is appropriately disclosed and mechanisms are in place to monitor the waiver.

ARCHON CORPORATION	common stock proxy

COMMON STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF ARCHON CORPORATION

The undersigned hereby appoints Paul W. Lowden and John M. Garner, and each of them, as proxies, with full power of substitution to vote any and all shares of common stock, $0.0l par value, of Archon Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. Pacific Time on Wednesday, June 2, 2004 at the Pioneer Hotel and Gambling Hall, 2200 Casino Drive, Laughlin, Nevada, and at any adjournment or postponement thereof, as specified on the reverse side of this common stock proxy card. Holders of common stock of record as of April 12, 2004 will be entitled to vote with respect to matters presented to holders of common stock at this annual meeting.

(Please Sign and Date the Proxy on the Reverse Side)

ò    Please detach here    ò

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.
1.	Election of Director:			☐	Vote FOR nominee	☐	Vote WITHHELD from nominee
Nominee:		01	Suzanne Lowden

2.	Ratification of selection of independent public accountants, Deloitte & Touche LLP.	☐	For	☐	Against	☐	Abstain

If the instructions don’t provide otherwise, shares of common stock represented by this common stock proxy will be voted for the nominees listed in Proposal 1, for Proposal 2 and in the discretion of the proxy holders with respect to any other matter presented to the holders of common stock at the 2004 annual meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Address Change? Mark Box ☐ Indicate changes below:	Dated: , 2004

Signature(s) in Box Sign exactly as name appears hereon. Give your full title if signing in other than individual capacity. All joint owners should sign.

ARCHON CORPORATION	preferred stock proxy

PREFERRED STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF ARCHON CORPORATION

The undersigned hereby appoints Paul W. Lowden and John M. Garner, and each of them, as proxy, with full power of substitution to vote any and all exchangeable redeemable preferred stock, $2.14 liquidation value, of Archon Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. Pacific Time on Wednesday, June 2, 2004 at the Pioneer Hotel and Gambling Hall, 2200 Casino Drive, Laughlin, Nevada, and at any adjournment or postponement thereof, as specified on the reverse side of this preferred stock proxy card. Holders of preferred stock of record as of April 12, 2004 will be entitled to vote with respect to matters presented to holders of preferred stock at this annual meeting.

(Please Sign and Date the Proxy on the Reverse Side)

ò    Please detach here    ò

The Board of Directors Recommends a Vote FOR Proposals 1.
1.	Election of Director:			☐	Vote FOR nominee	☐	Vote WITHHELD from nominee
Nominee:		01	Jay Parthemore

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Address Change? Mark Box ☐ Indicate changes below:	Dated: , 2004

Signature(s) in Box Sign exactly as your name appears hereon. Give your full title if signing in other than individual capacity. All joint owners should sign.